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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        October 21, 1999
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                           EPICOR SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


             Delaware                    0-20740              33-0277592
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     (State or other jurisdiction        (Commission         (I.R.S. Employer
          of incorporation)              File Number)      Identification No.)


          195 Technology Drive, Irvine, California                  92618
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          (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code      (949) 585-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)


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ITEM 5. OTHER EVENTS

         On October 21, 1999, Epicor, Software Corporation, (the "Company") announced financial results for its third quarter of fiscal 1999, ending September 30, 1999.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS.

         Exhibit Number

              Ex-99        Press Release dated October 21, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PLATINUM SOFTWARE CORPORATION


Date: October 25, 1999                   By    /s/ Perry Tarnofsky
                                            ------------------------------------
                                               Perry Tarnofsky
                                               Vice President


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number                                                Sequentially
                                                             Numbered Page

    Ex.-99       Press Release dated October 21, 1999.             5



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